Exhibit 99.1

Press Release

Contact:

J. Scott Kamsler Sr. Vice President and CFO 510-668-7110	For Release May 14, 2009

Exar Corporation Reports Fiscal 2009 Fourth Quarter Results

Fremont, California, May 14, 2009 – Exar Corporation (NasdaqGM: EXAR), today reported financial results for its fiscal 2009 fourth quarter ended March 29, 2009.

Net sales for the fourth quarter of fiscal 2009 were $23.9 million compared to net sales of $26.3 million for the prior quarter and $28.3 million for the fourth quarter of fiscal 2008.

The GAAP gross margin for the fourth quarter of fiscal 2009 was 42.2% compared to 40.7% for the prior quarter and 37.9% for the fourth quarter of fiscal 2008. On a non-GAAP basis, the gross margin for the fourth quarter of fiscal 2009 was 44.5% compared to 45.3% for the prior quarter and 45.3% in the fourth quarter of fiscal 2008.

The GAAP net loss for the fourth quarter of fiscal 2009 was $4.6 million, or a net loss per share of $0.11, compared to a net loss of $63.8 million, or a net loss per share of $1.49, in the prior quarter, and a net loss of $172.4 million, or a net loss per share of $3.77, for the fourth quarter of fiscal 2008. These prior period results include non-cash charges of $60.9 million for the impairment of goodwill and intangible assets, and for the acceleration of depreciation on abandoned equipment in the third quarter of fiscal 2009 and $165.2 million for the impairment of goodwill and intangible assets in the fourth quarter of fiscal 2008.

On a non-GAAP basis, the net loss was $2.1 million, or a net loss per share of $0.05, for the fourth quarter of fiscal 2009, compared to a net loss of $0.7 million, or a net loss per share of $0.02, in the previous quarter, and a net loss of $1.7 million, or a net loss per share of $0.04, in the fourth quarter of fiscal 2008.

The Company ended the fourth quarter of fiscal 2009 with cash, cash equivalents and short-term marketable securities of $256.3 million.

“Our visibility has improved and orders started to strengthen after Chinese New Year, but overall we had another challenging quarter,” said Pete Rodriguez, the Company’s president and chief executive officer. “While this was the eighth consecutive quarter in reducing operating expenses, we will continue to be cautious in how we manage the business. I am excited about our acquisition of Hifn, which will broaden our key product offerings in the growing Datacom and Storage markets. Combined with our continued focus on developing winning products, I remain confident that we will emerge stronger from this economic downturn,” remarked Mr. Rodriguez.

Business Outlook

For the first quarter of fiscal 2010 ending June 28, 2009, the Company expects that net sales will be between $30.0 million and $32.0 million, non-GAAP gross margin will be between 49% and 51% and non-GAAP operating expenses will be between $19.0 million and $21.0 million.

The Company’s statements about its future financial performance or operating plans are based on current information and expectations and the Company undertakes no duty to update such statements. These statements are forward-looking and actual results could differ materially due to various risks and uncertainties, some of which are described herein.

Results Conference Call

The Company invites investors, financial analysts, and the general public to listen to its conference call discussing the Company’s financial results for the fourth quarter of fiscal 2009, today, Thursday, May 14, 2009 at 1:30 p.m. PDT To access the conference call, please dial (877) 209-9922 by 1:20 p.m. PDT and use conference ID number 998825.

In addition, a live webcast will also be available. To access the webcast, please go to the Company’s Investor Relations Homepage at: http://www.videonewswire.com/event.asp?id=58965.

A replay of the call will be available starting at 5:00 p.m. PDT today until 11:59 p.m. PDT on May 21, 2009. To access the replay, please dial (800) 475-6701 and use conference ID number 998825.

Product Line Highlights

Interface

Exar Launches Highest Performance Universal Asynchronous Receiver Transmitter (UART) Series with VLIO Bus Interface —http://www.exar.com/Common/Content/News.aspx?id=4832

Power Management

Exar Provides New Scalable Evolutionary Solutions for Driving High Power Light Emitting Diodes (LEDs) —http://www.exar.com/Common/Content/News.aspx?id=4972

Safe Harbor Statement

The Company’s statements about its future financial performance, changes in gross margins, revenues and operating expenses, resource allocation and its impact on future performance and product development internal initiatives, distribution and OEM trends, supply chain issues among others, are forward-looking statements that involve risks and uncertainties. These risks and uncertainties include global financial volatility, economic recession, and industry and market conditions, such as customer and distributor relationships; limited visibility associated with customer or distributor demand for the Company’s products; the possible loss of, or decrease in orders from, an important customer; adjustments in interest rates and cash balances; vendor capacity, quality or throughput constraints; successful integration of acquired businesses; possible disruption in commercial activities as a consequence of terrorist activity, natural disasters, armed conflict or health issues; successful development, market acceptance and demand for the Company’s products, including those for which the Company has achieved design wins; competitive factors, such as pricing or competing solutions; customer ordering patterns; accounting considerations related to impairment analyses or acquisition related issues; the level of inventories maintained at the Company’s OEMs and distributors; and the Company’s successful execution of internal performance plans, as well as the other risks detailed from time to time in the Company’s SEC reports, including the Annual Report on Form 10-K for the year ended March 30, 2008 and Quarterly Reports on Form 10-Q for the periods ended June 29, 2008, September 28, 2008 and December 28, 2008.

Generally Accepted Accounting Principles

The Company reports its financial results in accordance with GAAP. Additionally, the Company supplements reported GAAP financials with non-GAAP measures which are included in related press releases and reports furnished to the SEC, copies of which are available at the Company’s website: http://www.exar.com or the SEC’s website at: http://www.sec.gov. For the periods presented, we are disclosing non-GAAP gross margin, non-GAAP research and development expenses, non-GAAP selling, general and administrative expenses, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP net income (loss), and non-GAAP diluted earnings (loss) per share, which are adjusted to exclude from our GAAP results all stock-based compensation expense, amortization of acquired intangible assets, fair value adjustment of acquired inventories, acquired in-process research and development expenses, acquisition related costs, separation costs of executive officers, accelerated depreciation on abandoned equipment, goodwill and other intangible asset impairment, impairment charges on investments, income tax effects, a charge to establish deferred tax asset valuation allowance, and an income tax benefit from the closure of federal tax audit. These non-GAAP measures are presented in part to enhance the understanding of the Company’s historical financial performance and comparability between reporting periods. The Company believes the non-GAAP presentation, when shown in conjunction with the corresponding GAAP measures, provide relevant and useful information to analysts, investors, management and other interested parties following the semiconductor industry. For its internal purposes, the Company uses the foregoing non-GAAP measures to evaluate performance across reporting periods, determine certain employee benefits as well as plan for and forecast the Company’s future periods. These non-GAAP measures are not in accordance with, or an alternative for measures prepared in accordance with GAAP, and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. These measures should only be used to evaluate the Company’s results of operations in conjunction with the corresponding GAAP measures.

About Exar

Exar Corporation delivers highly differentiated silicon, software and subsystem solutions for industrial, datacom and storage applications. For nearly 40 years, Exar’s comprehensive knowledge of end-user markets along with the underlying analog, mixed signal and digital technology has enabled innovative solutions that meet the needs of the evolving connected world. Exar’s product portfolio includes power management and interface components, communications products, storage optimization solutions, network security and applied service processors. Exar has locations worldwide providing real-time customer support to drive rapid product development. For more information about Exar, visit: http://www.exar.com.

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EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share amounts)

(Unaudited)

	MARCH 29, 2009	MARCH 30, 2008
ASSETS
Current assets:
Cash and cash equivalents	$89,002	$122,016
Short-term marketable securities	167,341	146,844
Accounts receivable (net of allowances of $572 and $714)	7,452	9,943
Accounts receivable, related party (net of allowances of $736 and $1,421)	1,796	3,712
Inventories	15,678	14,201
Interest receivable and prepaid expenses	3,274	3,889
Deferred income taxes, net	62	507

Total current assets	284,605	301,112
Property, plant and equipment, net	42,549	46,130
Goodwill	—	47,626
Intangible assets, net	7,359	26,019
Other non-current assets	1,876	3,333

Total assets	$336,389	$424,220

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,391	$8,801
Accrued compensation and related benefits	4,773	5,744
Deferred income and allowances on sales to distributors	3,208	3,253
Deferred income and allowances on sales to distributors, related party	7,040	9,118
Other accrued expenses	7,014	8,136

Total current liabilities	27,426	35,052
Long-term lease financing obligations	15,633	16,379
Other non-current obligations	1,236	1,712

Total liabilities	44,295	53,143

Total stockholders’ equity
Preferred stock, $.0001 par value; 2,250,000 shares authorized; no shares outstanding	—	—
Common stock, $.0001 par value; 100,000,000 shares authorized; 43,036,271 and 43,928,762 shares issued and outstanding at March 29, 2009 and March 30, 2008, respectively (net of treasury shares)	4	4
Additional paid-in capital	710,787	702,218
Accumulated other comprehensive income	802	1,873
Treasury stock at cost, 19,924,369 and 18,288,021 shares at March 29, 2009 and March 30, 2008, respectively	(248,983)	(235,538)
Accumulated deficit	(170,516)	(97,480)

Total stockholders’ equity	292,094	371,077

Total liabilities and stockholders’ equity	$336,389	$424,220

EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	MARCH 29, 2009	DECEMBER 28, 2008	MARCH 30, 2008	MARCH 29, 2009	MARCH 30, 2008
Net sales	$15,667	$17,201	$18,356	$74,620	$67,925
Net sales, related party	8,187	9,104	9,906	40,498	21,818

Total net sales	23,854	26,305	28,262	115,118	89,743

Cost of sales:
Cost of sales	8,472	10,821	10,798	41,811	33,773
Cost of sales, related party	4,880	3,998	5,244	19,933	10,406
Amortization of purchased intangible assets	436	782	1,515	3,129	5,452

Total cost of sales	13,788	15,601	17,557	64,873	49,631

Gross profit	10,066	10,704	10,705	50,245	40,112

Operating expenses:
Research and development	7,512	8,092	8,259	31,829	30,660
Acquired in-process research and development	—	—	—	—	8,800
Goodwill and other intangible asset impairment	—	59,676	165,191	59,676	165,191
Selling, general and administrative	8,816	9,099	11,793	38,962	37,899

Total operating expenses	16,328	76,867	185,243	130,467	242,550
Loss from operations	(6,262)	(66,163)	(174,538)	(80,222)	(202,438)
Other income, net:
Interest income and other, net	1,918	2,570	3,266	9,693	16,037
Interest expense	(326)	(266)	(344)	(1,253)	(771)
Impairment charges on investments	(301)	(34)	(142)	(1,789)	(591)

Total other income and expense, net	1,291	2,270	2,780	6,651	14,675
Loss before income taxes	(4,971)	(63,893)	(171,758)	(73,571)	(187,763)
Provision (benefit) for income taxes	(406)	(70)	640	(535)	8,116

Net loss	$(4,565)	$(63,823)	$(172,398)	$(73,036)	$(195,879)

Loss per share:
Basic loss per share	$(0.11)	$(1.49)	$(3.77)	$(1.70)	$(4.55)

Diluted loss per share	$(0.11)	$(1.49)	$(3.77)	$(1.70)	$(4.55)

Shares used in the computation of loss per share:
Basic	42,950	42,889	45,712	42,887	43,090

Diluted	42,950	42,889	45,712	42,887	43,090

Note: Certain amounts previously reported above have been reclassified to conform to the current periods’ presentation.

EXAR CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	MARCH 29, 2009	DECEMBER 28, 2008	MARCH 30, 2008	MARCH 29, 2009	MARCH 30, 2008
GAAP gross margin	42.2%	40.7%	37.9%	43.6%	44.7%
Stock-based compensation	0.5%	0.5%	0.5%	0.5%	0.7%
Amortization of acquired intangible assets	1.8%	3.0%	5.4%	2.7%	6.1%
Fair value adjustment of acquired inventories	—	—	1.5%	—	2.5%
Acquisition-related costs	—	—	0.1%	0.1%	0.1%
Acceleration of depreciation on abandoned equipment	—	1.1%	—	0.3%	—

Non-GAAP gross margin	44.5%	45.3%	45.3%	47.2%	54.0%

GAAP research and development expenses	$7,512	$8,092	$8,259	$31,829	$30,660
Stock-based compensation	383	392	270	1,614	1,207
Amortization of acquired intangible assets	72	200	—	798	—
Acquisition-related costs	—	—	131	—	393
Acceleration of depreciation on abandoned equipment	—	437	—	437	—

Non-GAAP research and development expenses	$7,057	$7,063	$7,858	$28,980	$29,060

GAAP selling, general and administrative expenses	$8,816	$9,099	$11,793	$38,962	$37,899
Stock-based compensation	713	768	884	2,725	3,366
Amortization of acquired intangible assets	44	122	266	490	936
Acquisition-related costs	778	—	717	1,319	1,992
Separation costs of executive officers	—	—	—	—	465
Acceleration of depreciation on abandoned equipment	—	437	—	437	—

Non-GAAP selling, general and administrative expenses	$7,281	$7,772	$9,926	$33,991	$31,140

GAAP operating expenses	$16,328	$76,867	$185,243	$130,467	$242,550
Stock-based compensation	1,096	1,160	1,154	4,339	4,573
Amortization of acquired intangible assets	116	322	266	1,288	936
Acquired in-process research and development	—	—	—	—	8,800
Acquisition-related costs	778	—	848	1,319	2,385
Separation costs of executive officers	—	—	—	—	465
Acceleration of depreciation on abandoned equipment	—	874	—	874	—
Goodwill and other intangible asset impairment	—	59,676	165,191	59,676	165,191

Non-GAAP operating expenses	$14,338	$14,835	$17,784	$62,971	$60,200

GAAP operating loss	$(6,262)	$(66,163)	$(174,538)	$(80,222)	$(202,438)
Stock-based compensation	1,207	1,278	1,282	4,934	5,196
Amortization of acquired intangible assets	552	1,105	1,781	4,417	6,388
Fair value adjustment of acquired inventories	—	—	432	—	2,231
Acquired in-process research and development	—	—	—	—	8,800
Acquisition-related costs	778	—	884	1,434	2,437
Separation costs of executive officers	—	—	—	—	465
Acceleration of depreciation on abandoned equipment	—	1,174	—	1,174	—
Goodwill and other intangible asset impairment	—	59,676	165,191	59,676	165,191

Non-GAAP operating loss	$(3,725)	$(2,930)	$(4,968)	$(8,587)	$(11,730)

GAAP net loss	$(4,565)	$(63,823)	$(172,398)	$(73,036)	$(195,879)
Stock-based compensation	1,207	1,278	1,282	4,934	5,196
Amortization of acquired intangible assets	552	1,105	1,781	4,417	6,388
Fair value adjustment of acquired inventories	—	—	432	—	2,231
Acquired in-process research and development	—	—	—	—	8,800
Acquisition-related costs	778	—	884	1,434	2,437
Separation costs of executive officers	—	—	—	—	465
Acceleration of depreciation on abandoned equipment	—	1,174	—	1,174	—
Goodwill and other intangible asset impairment	—	59,676	165,191	59,676	165,191
Impairment charges on investments	301	34	142	1,789	591
Income tax effects	(413)	(103)	1,035	(535)	304
Charge to establish deferred tax asset valuation allowance	—	—	—	—	8,323
Income tax benefit from the closure of federal tax audit	—	—	—	—	(1,933)

Non-GAAP net income (loss)	$(2,140)	$(659)	$(1,651)	$(147)	$2,114

GAAP loss per share	$(0.11)	$(1.49)	$(3.77)	$(1.70)	$(4.55)
Stock-based compensation	0.03	0.03	0.03	0.12	0.12
Amortization of acquired intangible assets	0.01	0.03	0.04	0.10	0.16
Fair value adjustment of acquired inventories	—	—	0.01	—	0.05
Acquired in-process research and development	—	—	—	—	0.21
Acquisition-related costs	0.02	—	0.02	0.03	0.06
Separation costs of executive officers	—	—	—	—	0.01
Acceleration of depreciation on abandoned equipment	—	0.03	—	0.03	—
Goodwill and other intangible asset impairment	—	1.39	3.61	1.39	3.80
Impairment charges on investments	0.01	—	—	0.04	0.01
Income tax effects	(0.01)	—	0.02	(0.01)	0.01
Charge to establish deferred tax asset valuation allowance	—	—	—	—	0.20
Income tax benefit from the closure of federal tax audit	—	—	—	—	(0.04)

Non-GAAP diluted earnings (loss) per share	$(0.05)	$(0.02)	$(0.04)	$0.00	$0.05

Shares used in earnings (loss) per share — GAAP	42,950	42,889	45,712	42,887	43,090
The effect of dilutive potential common shares due to reporting Non-GAAP net income	—	—	—	—	540

Shares used in diluted earnings per share — Non-GAAP	42,950	42,889	45,712	42,887	43,630

Notes: Certain amounts may not total due to rounding. Certain amounts previously reported above have been reclassified to conform to the current periods’ presentation.